SUPPLEMENT TO THE PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION
                       OF EVERGREEN DOMESTIC GROWTH FUNDS


I.       Evergreen Capital Growth Fund (the "Fund")

         Effective April 2, 2001, Evergreen Investment Management Company, LLC will act as the Fund's interim advisor along with Pilgrim Baxter Value Investors, Inc. as the interim sub-advisor to the Fund. The contracts have been approved by the Trustees and will be presented to shareholders for approval at a meeting to be held on or about May 18, 2001. Upon shareholder approval, these entities will become the investment advisor and sub-advisor, respectively.

         In conjunction with the above, the section of the prospectus entitled "FUND FACTS" is supplemented to reflect the following change:

         Interim Investment Sub-Advisor:
o        Pilgrim Baxter Value Investors, Inc.

         Interim Portfolio Managers:
o        Pilgrim Baxter Value Team

         The section of the prospectus entitled "THE FUNDS' INVESTMENT ADVISORS" is supplemented to reflect the following change:

         Pilgrim Baxter Value Investors, Inc. (Pilgrim Baxter) is the interim sub-advisor to:

         o        Capital Growth Fund

         Pilgrim Baxter manages the day-to-day investment operations of the Fund. There is no additional charge to the Fund for the services provided by Pilgrim Baxter. Pilgrim Baxter is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Capital Growth Fund
         The Fund is managed by the Pilgrim Baxter Value Team.

         The section of the statement of additional information entitled "SUB-ADVISORY FEES PAID" is supplemented to reflect the following change:

         Pilgrim Baxter Value Investors, Inc. (Pilgrim Baxter) acts as interim sub-advisor to Capital Growth Fund. EIMC will pay Pilgrim Baxter an annual contractual sub-advisory fee at the rate of 0.20% of the Fund's average daily net assets.

April 2, 2001


II.      Evergreen Capital Growth Fund (the "Fund")

         Effective May 18, 2001, the shareholders of the Fund approved the advisory agreement between the Fund and Evergreen Investment Management Company, LLC ("EIMC") and the sub-advisory agreement between EIMC and Pilgrim Baxter Value Investors, Inc. The above supplement dated April 2, 2001 is revised to remove the word "interim" from the sections in the above-referenced prospectus and statement of additional information which include: "FUND FACTS," "THE FUNDS' INVESTMENT ADVISORS," and "SUB-ADVISORY FEES PAID."


May 24, 2001                                              558478    (5/01)